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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 11, 2001



                                XTO ENERGY INC.
                       (f/k/a Cross Timbers Oil Company)
            (Exact name of registrant as specified in its charter)



           Delaware                     1-10662                  75-2347769
(State or other jurisdiction    (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)



           810 Houston Street, Suite 2000, Fort Worth, Texas         76102
                (Address of principal executive offices)           (Zip Code)



                                (817) 870-2800
               (Registrant's telephone number, including area code)
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Item 5. Other Events.

Appointment of New Director

On June 11, 2001, the Board of Directors of XTO Energy Inc. announced that it had appointed William H. Adams III to serve as a Director. Mr. Adams, who has 20 years of experience in the banking industry, is President of the downtown Fort Worth TexasBank. Prior to that, he served as President of Frost Bank in South Arlington, Texas handling corporate and energy lending activities.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    XTO ENERGY INC.


Date: June 20, 2001                 By: Bennie G. Kniffen
                                        -----------------
                                        Bennie G. Kniffen
                                        Senior Vice President and Controller


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